Exhibit 10.1
SUNLIGHT FINANCIAL HOLDINGS INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Unit Award (this "Notice"), the Restricted Stock Unit Award Agreement attached hereto (the "Award Agreement"), and the Sunlight Financial Holdings Inc. 2021 Equity Incentive Plan (the "Plan"), the below individual (the "Participant") is hereby granted the below number of Restricted Stock Units (the "RSUs") by Sunlight Financial Holdings Inc., a Delaware corporation (the "Company"). Unless otherwise specifically indicated, all terms used in this Notice have the meanings set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name: _________________________	Date of Grant: ________________________________
E-mail Address: ___________________________	Vesting Commencement Date: ___________________
Number of RSUs: _____________________________

Vesting Schedule:
Subject to the Participant's Continuous Service and the terms of the Plan, this Notice and the Award Agreement, the RSUs will vest on the first anniversary of the Vesting Commencement Date (the "Vesting Schedule").

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Representations and Agreements of the Participant:
The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to have them reviewed by his or her legal and tax advisers, and hereby represents that the Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. The Participant represents to the Company that he or she is familiar with the terms of this Notice, the Award Agreement and the Plan, and hereby accepts the RSUs subject to all of their terms. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan will be resolved solely by the Administrator.

Electronic Signature:
This Notice may be executed by the Participant and the Company by means of electronic or digital signatures, which will have the same force and effect as manual signatures. The Participant agrees that clicking "I Accept" (or a tab of similar intent) in connection with or response to any electronic communication or other medium has the effect of affixing the Participant's electronic signature to this Notice. If required to be executed by electronic or digital signature, this Award of RSUs will be forfeited if the Participant does not so execute this Notice prior to the deadline set forth in the electronic transmission of this Notice and the Award Agreement.

SUNLIGHT FINANCIAL HOLDINGS INC.	PARTICIPANT
By: _______________________________________	Signature: ___________________
Name: ____________________________________	Dated: ____________________
Title: _____________________________________
Dated: ____________________________________

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